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                        SEI INSTITUTIONAL MANAGED TRUST

                             SMALL CAP GROWTH FUND
                       SUPPLEMENT DATED DECEMBER 21, 2000
                    TO THE PROSPECTUS DATED JANUARY 31, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS D PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

As of the date of this supplement, offering of the Class D shares of the Small Cap Growth Fund (the "Fund") of SEI Institutional Managed Trust (the "Trust") will terminate.

At the December 11, 2000 meeting of the Board of Trustees, the Board of Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust approved of closing the Class D shares of the Fund to new purchases immediately, and to a mandatory redemption of all Class D shares of the Fund, at net asset value per share, on January 31, 2001.

The decision to have the Fund redeem all outstanding Class D shares was based on the lack of sales of Class D shares and limited size of the class, a change in ownership of the primary dealer of Class D shares, and anticipated termination of the Fund's distribution arrangements with such dealer. As is the case with other redemptions, the mandatory redemption will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans.
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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE